EXHIBIT 10.1


                                   RIVERPLACE
                             OFFICE LEASE AGREEMENT

This Lease Agreement ("Lease"), made this 4th day of February, 1994, between Riverplace Inc., a Minnesota Corporation ("Lessor"), and Taylor Investment Corporation, a Minnesota Corporation ("Tenant");

         WITNESSETH, THAT

         1. Demised Premises. Lessor, subject to the terms and conditions hereof, hereby leases to Tenant the premises ("Demised Premises") shown crosshatched on the floor plan attached hereto as Exhibit A, comprising 3,276 square feet of net rentable area, in accordance with BOMA standards, on the Fifth floor, known as Suite 506, located in the building known as Exposition Hall ("Building") at Riverplace, Minneapolis, Minnesota 55414, situated on parcel or parcels of real property ("Land") described on Exhibit B attached hereto and identified thereon in connection with the Building. To the extent the total square footage is greater than or less than 3,276 rentable square feet, then there will be an adjustment to the lease payment. The term "Building" shall include the structure situated on the Land and all areas servicing the same, such as skyways, lobby areas, access areas or other public areas, whether now or hereafter constructed.

         2. Term. Tenant takes the Demised Premises from Lessor, upon the terms and conditions herein contained, to have and to hold the same for the term ("Lease Term") commencing on the 1st day of March, 1994, and continuing thereafter to and including the 31st day of March, 1999, unless sooner terminated as provided in this Lease. The Lease term shall commence the later of March 1, 1994, or the date Landlord's buildout as provided in Exhibit F is substantially complete.

         3. Base Rent. Tenant agrees to pay to Lessor during the Lease Term a monthly base rent ("Base Rent") of one thousand seven hundred sixty and 85/100 ($1,760.85) for the first eighteen months of the lease term and one thousand five hundred sixty seven and 02/100 ($1,567.02) for the remaining forty three months of the lease term, payable to Lessor on the first day of each month in advance, without deduction or setoff of any kind, and delivered to Riverplace Inc., 43 Main Street S.E., Suite 413, Minneapolis, Minnesota 55414, or to such other place as may from time to time be designated by Lessor.

         4. Use. Tenant shall use the Demised Premises only as a business office for Tenant's business of real estate development and activities reasonably related to real estate development, and shall not use the Demised Premises for any other use or purpose without the prior written consent of Lessor.

         5. Operating Costs. Tenant shall, for the entire Lease Term, pay to Lessor as additional rent, without any setoff or deduction therefrom, its Proportionate Share of all costs and expenses which Lessor or Lessor's manager may incur because of or in connection with the ownership, maintenance, management and operation of the Land and/or the Building ("Operating Costs"). "Proportionate Share" is defined as the portion of Operating Costs equivalent to

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a fraction of the total thereof, the numerator of which is the number of net rentable square feet comprising the Demised Premises and the denominator of which is the greater of (i) the number of net rentable square feet actually leased within the Building, or (ii) 95% of the number of net rentable square feet contained within the Building. "Operating Costs" are defined to include all expenses and costs (but not specific costs which are separately billed to and paid by individual tenants) of every kind and nature which Lessor or Lessor's manager shall pay or become obligated to pay because of or in connection with the ownership, maintenance, management and operation of the Land, the Building and supporting facilities of the Building, including but not limited to all real estate taxes and annual installments of special or other assessments payable with respect thereto, and all other taxes, excluding income, franchise or excise taxes, service payments in lieu of taxes, excises, levies, fees, or charges, general and special, ordinary and extraordinary, of any kind, which are assessed, levied, charged, confirmed or imposed by any public authority upon the Land and/or the Building, its operations or the rent provided for in this Lease; management fees, insurance premiums, utility costs, janitorial costs, Building security costs, costs of wages, maintenance costs relating to the Building (including but not limited to sidewalks, skyways, landscaping and service areas), services, service contracts, equipment and supplies and all other costs of any nature whatsoever which for federal tax purposes may be expensed rather than capitalized, but exclusive only of leasing commissions, depreciation, costs of tenant improvements and payments of principal and interest on any mortgages, deeds of trusts, or other security devices covering the Building. Operating costs shall also include the yearly amortized portion of capital costs incurred by the Lessor for improvements or structural repairs to the Building required to comply with any change in the laws, rules or regulations of any governmental authority having jurisdiction, or for purposes of reducing Operating Costs, which costs shall be amortized over the useful life of such improvements or repairs, as reasonably determined by Lessor. However, the yearly amortized portion of capital costs will not exceed the deduction in operating costs. Lessor represents that there are not now any such improvements contemplated as of the date of this lease. Notwithstanding anything herein to the contrary, operating costs for 1994 shall not exceed 105% of $7.71 per square foot.

         As soon as reasonably practicable, prior to the commencement of the Lease Term and prior to the commencement of each ensuing calendar year during the Lease Term, Lessor shall furnish to Tenant an estimate of Operating Costs for the first calendar year included in whole or in part in the Lease Term and each ensuing calendar year. Tenant shall pay, as additional rent hereunder together with each installment of Base Rent, one-twelfth (1/12th) of its estimated annual Proportionate Share of Operating Costs. Operating Costs, exclusive of real estate taxes, shall increase by no more than 5% per year. As soon as reasonably practicable but no longer than 90 days after the end of each calendar year included in whole or in part in the Lease Term, Lessor shall furnish to Tenant a statement of the actual Operating Costs for the previous calendar year, including Tenant's Proportionate Share of Operating Costs, and within thirty (30) days thereafter Tenant shall pay to Lessor, or Lessor shall credit to the next rent payments due Lessor from Tenant, as the case may be, any difference between the actual Operating Costs payable by Tenant hereunder and the estimated Operating Costs paid by Tenant. Tenant's Proportionate Share of Operating Costs for the years in which this Lease commences and terminates shall be prorated based upon the dates of commencement and termination of the Lease Term. Notwithstanding any other provision herein to the contrary, it is agreed that in the event that the Building is not fully occupied at any time during the Lease Term, an adjustment shall be made in computing the Operating Costs for


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such year so that the Operating Costs shall be computed for such year as though the Building had been fully occupied during such year (including, for real estate tax purposes, as if fully occupied and assessed as a completed Building during such year).

         6. Additional Taxes. Tenant shall pay as additional rent to Lessor, together with each installment of Base Rent, the amount of any gross receipts tax, sales tax or similar tax, excise, charge, levy, fee, assessment, and any such taxes imposed as or in lieu of real property taxes (but excluding therefrom any income tax imposed on Lessor), which is payable, or which will be payable, by Lessor by reason of the receipt of the Base Rent and adjustments thereof, or by reason of renting any part of the Building to Tenant or Tenant's occupancy of any part thereof.

         7. Obligations of Lessor. So long as Tenant shall perform each and every covenant to be performed by Tenant hereunder, Lessor agrees that Tenant shall quietly enjoy the Demised Premises in accord with the provisions hereof and that Lessor shall:

         A. Furnish heat and air conditioning to provide an environment that in Lessor's reasonable judgment is comfortable for occupancy of the Demised Premises under normal business operations and in accordance with any applicable regulations daily from 8:00 A.M. to 6:00 P.M. (Saturdays after 1:00 P.M., Sundays and holidays excepted). If heat generating machines or equipment are used in the Demised Premises which affect the temperature otherwise maintained by the air conditioning system, Lessor, at the request of Tenant, shall install supplementary air conditioning equipment in the Demised Premises, if such installation is deemed practical in the sole judgment of Lessor, and the cost of any such equipment, together with the cost of installation, operation and maintenance thereof (including all utility costs incurred in connection therewith) shall be paid by Tenant to Lessor as additional rent, together with each installment of Base Rent, at such rates as are determined by Lessor. Any such equipment will be owned by Lessor. Lessor understands that Tenant shall use those office machines or equipment as defined in Exhibit G and acknowledges that none of the equipment shall require supplemental air conditioning.

         B. Provide passenger elevator service in common with others at all times. Further, to provide freight elevator service in common with others daily from 8:00 A.M. to 4:00 P.M. (Saturdays, Sundays and holidays excepted).

         C. Provide janitorial service in and about the Demised Premises (Saturday, Sundays and holidays excepted).

         D. Keep the foundations, the four exterior walls, the roof, downspouts and gutters of the Building in good repair, ordinary wear and tear excepted; provided, however, if the need for such repairs is directly attributable to or results from any activity being conducted within the Demised Premises, Tenant agrees to reimburse Lessor for all costs and expenses incurred by Lessor with respect to such repairs. Lessor shall commence any repairs it is required to do hereunder as soon as reasonably practicable after receiving written notice from


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                  Tenant of the necessity for such repairs, but in no event
                  shall Lessor be required to make any other repairs. Lessor's obligations hereunder shall be subject to the provisions of Sections 9 and 10.

         E. Provide water for drinking, lavatory and toilet purposes drawn through fixtures installed by Lessor at such points of supply provided for general use of other tenants in the Building.

         F. Provide electricity to the Demised Premises for normal lighting and small business office equipment (but not equipment using amounts of power disproportionate to that used by other tenants in the Building). A service charge will be assessed for electricity and any other utilities furnished for heat generating machines, data processing equipment and similar types of machines and equipment. Tenant shall use its best efforts to conserve electricity. Lessor agrees to and accepts the equipment as defined in Exhibit G as normal and small office equipment.

         G. Provide interior window covering of a venetian or similar type blind for exterior windows. Tenant, at its own expense, and with Lessor's prior written consent may install drapes or other window coverings to the inside of said blinds (and if installed shall maintain them in an attractive, according to standards as established by other Tenants, and safe condition); provided, however, in the reasonable discretion of Lessor they are in harmony with the exterior and interior appearance of the Building and create no safety or fire hazard.

         H. Furnish Tenant with two (2) keys for each corridor door entering the Demised Premises, and additional keys at a charge by Lessor on an order signed by Tenant. All such keys shall remain the property of Lessor. No additional locks shall be allowed on any door of the Demised Premises without Lessor's written consent, and Tenant shall not make or permit to be made any duplicate keys, except those furnished by Lessor. Upon termination of this Lease, Tenant shall surrender to Lessor all keys to the Demised Premises, and give to Lessor the combination of all locks for safes, safe cabinets and vault doors, if any, in the Demised Premises.

         I. Make and install or provide for the installation of Tenant's leasehold improvements in accordance with the plans and specifications, terms and conditions set forth in Exhibit C.

                  Notwithstanding anything contained herein to the contrary, it is understood if any services and utilities are interrupted for a period of 72 hours or more, except for interruptions beyond reasonable control of Lessor, Tenant shall have the right for the proportionate abatement of rent, for that period during which the prolonged interruption of service renders the Demised Premises unusable, or Tenant reserves for itself the right of self help in which Tenant will arrange for service, which cost shall be an abatement of rent.


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         J.       Lessor will carry adequate insurance in keeping with the
                  business of owning and operating the building.

                  8. Covenants of Tenants. Tenant agrees that it shall:

         A. Promptly comply, at Tenant's expense, with all laws, ordinances, rules, orders, regulations and other requirements of governmental authorities now or hereafter pertaining to the Demised Premises, and observe such rules and regulations as from time to time may be put in effect by Lessor, or Lessor's managing agent, for the general safety, comfort and convenience of Lessor, occupants and tenants of the Building, including, without limitation, Building signage and graphics standards, use of the atrium and other areas of the Project (as that term is defined in Section 34 hereof), security measures, and similar matters. Lessor represents that, except in cases of emergency, Lessor will use best efforts to give written notice giving Tenant 10 days to comply with such laws, ordinances, rules, orders, and other requirements. Lessor further represents that all such laws, ordinances, rules, etc., shall be consistently applied to all tenants.

         B. Give Lessor and Lessor's managing agent access to the Demised Premises at any time during emergencies and at all reasonable times with 48 hours notice, without charge or diminution of rent, to enable Lessor to examine the same and to make such inspections, repairs, additions and alterations as Lessor deems necessary or may be required to make hereunder, and to enable Lessor to exhibit the Demised Premises to prospective tenants, purchasers or others, and for such other reasonable purposes as Lessor may deem necessary or desirable. Lessor will use its best efforts so that any access granted will not interfere with Tenant's business.

         C. Keep the Demised Premises in good order and condition and replace all broken glass with glass of the same quality, save only glass broken by fire and extended coverage risks, and commit no waste on the Demised Premises.

         D.       Pay for all electric lamps and ballasts used in the Demised
                  Premises.

         E. Upon the termination of this Lease in any manner whatsoever, remove Tenant's goods and effects and those of any other person claiming under Tenant, and quit and deliver up the Demised Premises to Lessor peaceably and quietly in as good order and condition as the same are in at the commencement of the Lease Term or thereafter were put in by Lessor or Tenant, reasonable use and wear excepted. Goods and effects not removed by Tenant at the termination of this Lease, however terminated, shall be considered abandoned, and Lessor may dispose of the same as it deems expedient at Tenant's expense. Goods and effects are defined as personal property and trade assets.

         F. Not assign this Lease or sublet all or any part of the Demised Premises voluntarily, involuntarily, or by operation of law, or through change in ownership of Tenant if Tenant is a


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                  corporation or a partnership, without first obtaining Lessor's written consent thereto. Tenant reserves the right to enter into stock offerings or mergers in which Tenant survives as the corporate entity and no such event shall require prior written consent. In the event Tenant is a corporation or a partnership, transfer of effective control of Tenant shall constitute an assignment under this Section 8(F). Lessor's consent will not be unreasonably withheld provided that (i) the occupancy of any such assignee or sublessee is not inconsistent with the character of the Building; (ii) such assignee or sublessee shall assume in writing the performance of the covenants and obligations of Tenant hereunder; (iii) such assignment or subletting shall not be deemed to release Tenant from the payment and performance of any of its obligations under this Lease; (iv) Tenant shall promptly pay to Landlord as additional rent hereunder any rent or other payments pursuant to any sublease which exceed the amounts payable hereunder and any other consideration paid or to be paid by reason of the assignment or sublease; and (v) such assignment or subletting is approved by any mortgagee holding a mortgage covering the Demised Premises which reserves such right unto the mortgagee. Notwithstanding the foregoing, if Tenant wishes to assign this Lease or sublet all or any part of the Demised Premises to a named third party, Tenant shall first offer in writing to assign or sublet (as the case may be) to Lessor on the same terms and conditions and for the same Base Rent and additional rent as provided in this Lease. Any such offer by Tenant shall be deemed to have been rejected by Lessor unless within ten days of receipt thereof Lessor delivers written notice of acceptance to Tenant.

         G. Not place signs on or about the Demised Premises or the Project without first obtaining Lessor's written consent thereto.

         H. Not overload, damage or deface the Demised Premises or the Building or do any act which may make void or voidable any insurance on the Demised Premises or the Building, or which may render an increased or extra premium payable for insurance. Lessor represents that the use of the Demised Premises as an office for keeping business records and performing clerical functions are activities which will not void or make voidable any insurance on the Demised Premises or Building or will require an increased premium for insurance.

         I. Not make any alterations, additions or improvements in excess of $2,500 to the Demised Premises without the prior written consent of the Lessor. All alterations, additions or improvements (including carpeting or other floor covering) which may be made by either of the parties hereto upon the Demised Premises, except movable office furniture and equipment, shall be the property of Lessor, and shall remain upon and be surrendered with the Demised Premises, as a part thereof, at the termination of this Lease. All alterations by Tenant shall comply with all applicable laws, ordinances, rules, orders, regulations and other requirements of governmental authorities. Lessor's approval of any plans and specifications submitted to Lessor for Tenant's alterations shall create no responsibility or liability whatsoever on the part of Lessor with respect to the finished product, design or construction, or with respect to the compliance thereof with applicable laws, rules, regulations or other governmental requirements.


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         J.       Keep the Demised Premises and the Project free from any
                  mechanics', materialmen's, contractors' or other liens arising from, or any claims for damages growing out of, any work performed, materials furnished or obligations incurred by or on behalf of Tenant. Tenant shall indemnify and hold harmless Lessor from and against any such lien, or claim or action thereon, and reimburse Lessor promptly upon demand therefore by Lessor for costs of suit and reasonable attorneys' fees incurred by Lessor in connection with any such lien, claim or action.

         K. Maintain at its expense at all times during the Lease Term (i) a policy or policies of public liability insurance with respect to the Demised Premises and the business of Tenant, with limits of not less than $1,000,000 combined single limit; and (ii) a policy or policies of fire and extended coverage insurance insuring Tenant's leasehold improvements, trade fixtures and other personal property for the full insurable value thereof. All such insurance policies shall be placed with companies qualified to do business in the State of Minnesota, provide for at least thirty (30) days prior written notice to Lessor before cancellation or amendment, and name Lessor as an additional insured thereon. Such policy or policies, or duly executed certificates evidencing the same, shall be deposited with Lessor prior to the commencement of the Lease Term, and renewals or replacements thereof shall be delivered to Lessor not less than thirty (30) days prior to the expiration of the term of such coverage.

         Tenant's obligations under this Section 8 to do or not to do a specified act shall extend to and include Tenant's obligation for all conduct of Tenant's employees, agents and invitees.

         9. Casualty Loss. In case of damage to the Demised Premises or the Building by fire or other casualty, Tenant shall give immediate written notice thereof to Lessor, who shall within 60 days of such notice give notice to Tenant that: (1) Lessor elects to terminate this Lease as hereinafter provided with at least 60 days notice to the Tenant, or (2) Lessor will cause the damage to be repaired with reasonable speed, at the expense of the Lessor, subject to delays which may arise by reason of adjustment of loss under insurance policies and to delays beyond the reasonable control of Lessor, but Lessor shall have no obligation to restore or replace any property owned by Tenant; and to the extent that the Demised Premises are rendered untenantable, the rent shall proportionately abate, except in the event such damage resulted from or was contributed to by the act, fault or neglect of Tenant, Tenant's employees, invitees or agents, in which event there shall be no abatement of rent. If the time required to make necessary repairs is greater than 6 months, or if at the date of the damage it is reasonably estimated that the time required to make necessary repairs is greater than six months, then the Tenant shall, at its option, terminate this Lease upon written notice to Lessor, and Tenant is relieved of further obligations under this Lease. If the damage shall be so extensive that Lessor shall decide not to repair or rebuild, this Lease shall, at the option of Lessor, be terminated as of the date of such damage by written notice from the Lessor to the Tenant, and the rent shall be adjusted to the date of such damage and Tenant shall thereupon vacate the premises within 60 days of such written notice to the Tenant.


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         10. Condemnation. If the entire Demised Premises are taken under power of eminent domain (which shall include the exercise of any similar governmental power or any purchase or other acquisition in lieu thereof), this Lease shall automatically terminate as of the date of taking, which shall be the date Tenant is required to yield possession thereof to the condemning authority. If a portion of the Demised Premises is taken under power of eminent domain, Lessor shall have the right to terminate this Lease as of the date of taking by giving written notice thereof to Tenant on or before the date of taking. If Lessor does not elect to terminate this Lease, it shall, at its expense, restore or cause to be restored the Demised Premises, exclusive of any improvements or other changes made therein by Tenant, to as near the condition which existed immediately prior to the date of taking as reasonably possible, and to the extent that the Demised Premises are rendered untenantable, the rent shall proportionately abate. All damages awarded for a taking under the power of eminent domain shall belong to and be the exclusive property of Lessor, whether such damages be awarded as compensation for diminution in value of the leasehold estate hereby created or to the fee of the Demised Premises; provided, however, that Lessor shall not be entitled to any separate award made to Tenant for the value and cost of removal of its personal property and fixtures. If any portion of the Demised Premises is taken under power of eminent domain, and such taking materially changes the use of the building by Tenant, then, at Tenant's option the Lease shall be terminated.

         11. Delay in Possession. Possession of the Demised Premises shall not occur until substantial completion of the buildout; as evidenced by the architect signing off on the improvements. The improvements shall be completed by March 1, 1994. In the event the improvements are not completed by May 15, 1994, then the Tenant shall, at its option, terminate this Lease.

         12. Liability and Indemnity. Save for its gross negligence, Lessor shall not be responsible or liable to Tenant for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connected with the Demised Premises or any part of the Building or any persons transacting any business in the Project or present in the Project for any other purpose or for any loss or damage resulting to Tenant or its property from burst, stopping or leaking water, sewer, sprinkler or steam pipes or plumbing fixtures or from any failure of or defect in any electric line, circuit or facility. Tenant shall defend, indemnify and save Lessor harmless from and against all liabilities, damages, claims, costs, charges, judgments and expenses, including, but not limited to, reasonable attorneys' fees, which may be imposed upon or incurred or paid by or asserted against Lessor, the Demised Premises or any interest therein or in the Project by reason of or in connection with any use, non-use, possession or operation of the Demised Premises, or any part thereof, any negligent or tortuous act on the part of Tenant or any of its agents, contractors, servants, employees, licensees or invitees, any accident, injury, death or damage to any person or property occurring in, on or about the Demised Premises or any part thereof, and any failure on the part of Tenant to perform any of the terms or conditions of this Lease; provided, however, that nothing contained in this paragraph shall be deemed to require Tenant to indemnify Lessor with respect to any gross negligence or tortious act committed by Lessor or to any extent prohibited by law. Lessor. Lessor shall defend, indemnify, and save Tenant


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harmless from and against all liabilities, damages, claims, costs, charges, judgments and expenses, including, but not limited to reasonable attorneys' fees, which may be imposed upon or incurred or paid by or asserted against Tenant by reason of or in connection with any use, non-use, possession or operation of the common areas, provided that any such liability, damage claims, cause of action claim, judgments and expense is not based on, Tenant's actions or negligence.

         13. Default. Tenant hereby agrees that in case Tenant shall default in making any payment due hereunder or in performing any of the other agreements, terms and conditions of this Lease, or if any proceeding is commenced by or against Tenant in bankruptcy or for appointment of a receiver, or if Tenant becomes insolvent or makes a general assignment for the benefit of creditors, then, in any such event, Lessor, in addition to all other rights and remedies available to Lessor, by law or by other provisions hereof, may, with or without process of law, re-enter immediately into the Demised Premises and remove all persons and property therefrom, and, at Lessor's option, annul, and cancel this Lease as to all future rights of Tenant. Landlord shall provide five days written notice to Tenant regarding non-payment of rent and thirty days written notice on other types of default. Tenant further agrees that in case of any such termination or re-entry the obligations of Lessor hereunder shall cease but the obligation of Tenant to pay Base Rent, Operating Costs and other costs shall continue for the then unexpired portion of the Lease Term, and that Tenant will indemnify Lessor against all loss of rents and other damage which Lessor may incur by reason of such termination or re-entry, including, but not being limited to, costs of restoring and repairing the Demised Premises and putting the same in rentable condition, costs of renting the Demised Premises to another tenant, loss or diminution of rents and other damage which Lessor may incur by reason of such termination or re-entry, and all reasonable attorneys' fees and expenses incurred in enforcing any of the terms of this Lease. Neither acceptance of rent by Lessor, with or without knowledge of a breach in any of the terms, covenants or conditions of this Lease to be performed by Tenant, nor failure of Lessor to take action on account of any breach hereof or to enforce its rights hereunder shall be deemed a waiver of such breach or any other breach, and absent written notice or consent, any such breach shall be a continuing one.

         In connection with any default by Tenant, Lessor, at its option, may reenter the Demised Premises without terminating this Lease, and make such alterations and repairs as Lessor shall determine may be reasonably necessary to relet the Demised Premises, and to relet the same or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and upon such terms and conditions as Lessor in its sole discretion may deem advisable. Upon each reletting, all rental received by Lessor from such reletting shall be defined as follows:

         First, to the payment of any indebtedness other than rent or other charges due under this Lease from Tenant to Lessor;


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         Second, to the payment of any cost and expenses of any such reletting, including brokerage fees and attorneys' fees and costs of such alterations and repairs, each of which fees and costs shall be reasonable in amount; and

         Third, to the payment of rent and other charges due and unpaid hereunder.

         In no event shall Tenant be entitled to receive any surplus of any sums received by Lessor under such reletting in excess of the rental and other charges payable hereunder. If such rentals and other charges received from such reletting during any month are less than those to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Lessor (notwithstanding the fact that Lessor may have received rentals in excess of the rental and other charges payable hereunder and previous or subsequent months) such deficiency to be calculated and payable monthly.

         14. Notices. All bills, statements, notices or communications which Lessor may desire or be required to give to Tenant shall be deemed sufficiently given or rendered if in writing and either delivered to Tenant personally or sent by registered or certified mail, return receipt requested, addressed to Tenant at the Building, and the time of rendition thereof or the giving of such notice or communication shall be deemed to be the time when the same is personally delivered to Tenant or deposited in the mail as herein provided. Any notice by Tenant to Lessor must be served by registered or certified mail, return receipt requested, addressed to Lessor at the address where the last previous rental hereunder was payable, or in case of subsequent change upon notice given, to the latest address furnished.

         15. Holding Over. Should Tenant continue to occupy the Demised Premises after expiration or termination for any reason of the Lease Term or any renewal or renewals thereof, such tenancy shall be from month to month and in no event from year to year or for any longer term, and shall be on all the terms and conditions hereof applicable to a month to month tenancy except that Base Rent shall equal one hundred fifty percent (150%) of the Base Rent plus Tenant's Proportionate Share of Operating Costs payable at the time of such expiration or termination.

         16. Subordination. The rights of Tenant shall be and are subject and subordinate at all times to the lien of any mortgage now or hereafter in force against the Building or the Project, and Tenant shall execute such further instruments subordinating this Lease to the lien of any such mortgage as shall be requested by Lessor. This subordination is subject to a non-disturbance provision in favor of the Tenant.

         17. Estoppel Certificate. Tenant shall at any time and from time to time, within ten (10) days after written request by Lessor, execute, acknowledge and deliver to Lessor and any other parties designated by Lessor, a certificate in such form as may from time to time be provided, ratifying this Lease and certifying (a) that this Lease is in full force and effect and has not been assigned, modified or amended in any way (or, if there has been any assignment, modification or amendment, identifying the same), (b) the dates of commencement and expiration of the Lease term, the date to which the Base rent and additional rent payable hereunder have been paid in advance, if any, and (c) that there are, to Tenant's knowledge, no uncured defaults on the part of Lessor or any defenses or offsets against the enforcement of this Lease by Lessor (or specifying each default, defense or offset if any are claimed). Any such statement may be furnished to and relied upon by any prospective purchaser, lessee or encumbrancer of all or any portion of the Project. If requested by Tenant, this estoppel certificate shall be reciprocal to the Tenant.

         18. Binding Effect. The word "Tenant," wherever used in the Lease, shall be construed to mean tenants in all cases where there is more than one tenant, and the necessary grammatical changes required to make the provisions hereof apply to corporations, partnerships or individuals, men or women, shall in all cases be assumed as though in each case fully expressed. Each provision hereof shall extend to and shall, as the case may require, bind and inure to the benefit of Lessor and Tenant and their respective heirs, legal representatives, successors and assigns, provided that this Lease shall not inure to the benefit of any assignee, heir, legal representative, transferee or successor of Tenant except upon the express written consent or election of Lessor.

         19. Transfer of Lessor's Interest. In the event of any transfer or transfers of Lessor's interest in the Demised Premises, the Building or the Project, other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Lessor accruing from and after the date of such transfer, including, without limitation, the obligation of Lessor under Section 27 hereof to return the security deposit as provided therein following assignment or transfer thereof to such assignee of Lessor's interest. Provided such transfer is voluntary, the transferee assumes the responsibilities of the Lessor in writing.

         20. Interest. Any amount due from Tenant to Lessor which is not paid when due shall bear interest at the lesser of the highest legal rate or 18 percent per annum from the date due until paid; provided, however, the payment of such interest shall not excuse or cure the default upon which such interest accrued.

         21. Expense of Enforcement. In the event that Lessor places the enforcement of this Lease, or any part hereof, or the collection of any rent due or to become due hereunder, or recovery of the possession of the Demised Premises, or any other matter relating to or arising from this Lease or Tenant's occupancy of the Demised Premises, in the hands of an attorney, or files suit upon the same, then Tenant shall pay Lessor's reasonable attorneys' fees and court costs if Lessor prevails in such action. If Tenant prevails in any litigation instituted by it or by Lessor in connection with this Lease, then Lessor shall pay Tenant's reasonable attorneys' fees and court costs.

         22. Access; Changes in Building Facilities; Name. All portions of the Building except the inside surfaces of all walls, windows and doors bounding the Demised Premises, and any space in or adjacent to the Demised Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other Building facilities, and the use thereof, as well as access thereto through the Demised Premises for the purposes of operation, maintenance, decoration and repair, are reserved to Lessor, Lessor's managing agent and the other Owners of the Building. Lessor reserves the right, at any time, without incurring any liability to Tenant therefor, to make such changes in or to the

Building and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, concourse, elevators, escalators, stairways and other improvements thereof, as it may deem necessary or desirable. Lessor may adopt any name for the Building and Lessor reserves the right to change the name and/or address of the Building at any time, provided the Lessor notifies the Tenant in writing of such change two weeks in advance of the change.

         23. Right of Lessor to Perform. If Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, Lessor may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make such payment or perform any such other act on Tenant's part to be made or performed hereunder. Tenant shall, promptly and upon demand therefore by Lessor, reimburse Lessor for all sums so paid by Lessor and all necessary incidental costs, together with interest thereon at the rate specified in Section 20 hereof from the date of such payment by Lessor, and Lessor shall have the same rights and remedies in the event of the failure by Tenant to pay such amounts as Lessor would have in the event of a default by Tenant in the payment of rent.

         24. Brokers. Unless otherwise agreed in writing, if Tenant has dealt with any person or real estate broker in respect to leasing or renting space in the Building, excepting the exclusive leasing agent for the Building, Tenant shall be solely responsible for the payment of any fee due said person or firm and Tenant shall hold Lessor free and harmless from and against any liability in respect thereto. Hugh Byrne, Broker, represents Lessor and Lessor is responsible for any fees due Hugh Byrne, Broker.

         25. Intentionally deleted.

         26. Intentionally deleted.

         27. Security Deposit. Tenant has deposited with Lessor the sum of one thousand nine hundred twenty seven Dollars ($1,927) as security for the full and faithful performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease, including, without limitation, the provisions relating to the payment of rent, the repair of damage to the Demised Premises and/or cleaning the Demised Premises upon termination of this Lease, Lessor may use, apply or retain all or any part of this security deposit for the payment of any rent or other sum in default and any amounts which Lessor may spend or becomes obligated to spend by reason of Tenant's default to the full extent permitted by law. If any portion of said deposit is so used, applied or retained, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Lessor in an amount sufficient to restore the security deposit to an amount equal to the Base Rent, plus the monthly amount of estimated Operating Costs and other charges payable hereunder by Tenant, multiplied by the number of months worth of Base Rent represented by the initial security deposit, and Tenant's failure to do so shall be a material default and breach of this Lease. Lessor shall not be required to keep any security deposit separate from its general funds, and Tenant shall not be entitled to interest on any such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant or to the last assignee of Tenant's interest hereunder at the expiration of the Lease Term.

Lessor shall draw on the security deposit only if payments of rent are more than 10 days delinquent from date of notice as defined in section 13, or 30 days for any other types of payments.

         28. Limitation of Liability. In the event that Lessor is ever adjudged by any court to be liable to Tenant in damages, Tenant specifically agrees to look solely to Lessor's interest in the Project for the recovery of any judgment from Lessor; it being agreed that Lessor, or if Lessor is a partnership, its partners whether general or limited, or if Lessor is a corporation, its directors, officers, or shareholders, shall never be personally liable for any such judgment. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against Lessor or Lessor's successor in interest, or to maintain any other action not involving the personal liability of Lessor (or if Lessor is a corporation, any other action not requiring its directors, officers or shareholders to respond in monetary damages from assets other than Lessor's interest in the Project), or to maintain any suit or action in connection with enforcement or collection of amounts which may become owing or payable under or on account of insurance maintained by Lessor.

         29. Intentionally deleted.

         30. Waiver of Subrogation. Each of Lessor and Tenant hereby releases the other from any and all liability or responsibility to the other or anyone claiming through or under it by way of subrogation or otherwise for any loss or damage that may occur to the Demised Premises, or any improvements thereto, or the Building or any improvements thereto, or any property of such party therein, by reason of fire or any other cause which could be insured against under the terms of standard fire and extended coverage insurance policies, regardless of cause or origin, including fault or negligence of the other party hereto, or anyone for whom such party may be responsible. Each party shall cause each insurance policy obtained by it to provide that the insurer waives all right of recovery by way of subrogation against either party hereto in connection with damage covered by such policy.

         31. Additional Rent Amounts. Any amounts in addition to Base Rent payable to Lessor by Tenant hereunder, including without limitation, amounts payable pursuant to Sections 5, 6, 7A, 7D, 7F, 8D, 8J, 12, 13, 20, 21, 27 and Exhibit C and/or Exhibit D hereof, shall be deemed additional rent due and payable upon demand.

         32. Incorporation of Exhibits. The following exhibits to this Lease are hereby incorporated by reference for all purposes as fully as if set forth at length herein:

         Exhibit A Floor Plan of Demised Premises
         Exhibit B Legal Description of Land and Project Land
         Exhibit C Leasehold Improvement Schedule
         Exhibit D Additional Terms and Conditions
         Exhibit E Rules and Regulations
         Exhibit F Architect's Drawing of Buildout
         Exhibit G Office Equipment

         33. Force Majeure. All of the obligations of Lessor and of Tenant under this Lease are subject to and shall be postponed for a period equal to any delay or suspension resulting from fires, strikes, acts of God, and other causes beyond the control of the party delayed on its performance hereunder, this Lease remaining in all other respects in full force and effect and the Lease Term not thereby extended. Provided nevertheless, the unavailability of funds for payment or performance of Tenant's obligations hereunder shall not give rise to any postponement or delay in such payment or performance of Tenant's or Lessor's obligations hereunder.

         34. Project Definition. The term "Project," as used in this Lease, means the premises legally described on Exhibit B and any and all buildings, structures or improvements thereon from time to time and any skyways, tunnels, concourses or connections attached to or serving said buildings, structures or improvements, including without limitation any lands, buildings, structures, skyways, tunnels, concourses or connections not owned by Lessor and any additions, reductions, deletions, alterations, substitutions or improvements made thereon or thereto from time to time.

         35. General. The submission of this Lease for examination does not constitute the reservation of or an option for the Demised Premises, and this Lease becomes effective only upon execution and delivery hereof by Lessor and Tenant. The Lease does not create the relationship of principal and agent or of partnership, joint venture or any association between Lessor and Tenant, the sole relationship between Lessor and Tenant being that of lessor and lessee. No waiver of any default of Tenant hereunder shall be implied from any omission by Lessor to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. Each term and each provision of this Lease performable by Tenant shall be construed to be both a covenant and condition. The topical headings of the several sections and clauses herein are for convenience only and do not define, limit or construe the contents of such sections or clauses. The bold and italicized clauses and sections herein are for convenience only and do not define, limit or construe the contents of such sections or clauses. All negotiations, considerations, representations and understandings between Lessor and Tenant are merged into and incorporated in this Lease. This Lease can only be modified or amended by an Agreement in writing signed by the parties hereto. All provisions hereof shall be binding upon the heirs, successors and assigns of each party hereto.

         36. Severability. The invalidity of any provision, clause or phrase herein contained shall not serve to render the balance of this Lease ineffective or void and the same shall be construed as if such had not been herein set forth.

         37. Entire Document. This document and its exhibits represent all terms and conditions between the Tenant and Lessor.

         38. Consent. Anytime Lessor's discretion or consent is required it will not be unreasonably withheld.

         39. First Right of Refusal. Tenant shall have the right of first refusal to rent premises adjacent to the Demised Premises should the same become available. Lessor shall advise Tenant of the terms of the proposed lease to another tenant and Tenant shall have 5 days to notify Lessor in writing that Tenant desires to rent said premises on the exact same terms and conditions as in the proposed lease. If such notice is not received within 5 days, Lessor may proceed to lease said premises to another party.

         IN WITNESS WHEREOF, the respective parties hereto have caused this Lease to be executed in duplicate as of the day and year first above written.

LESSOR:                                 TENANT:

RIVERPLACE INC.                         TAYLOR INVESTMENT CORP.


By:  s/s Talasjo Ito                    By:  s/s
    --------------------------------        --------------------------------
    Talasjo Ito                             Its President
Its Executive Vice President
                                        And
                                            --------------------------------
                                            Its
                                                ----------------------------

                                    EXHIBIT A

                                DEMISED PREMISES

                                    EXHIBIT B

         LEGAL DESCRIPTION OF THE REAL PROPERTY CONSTITUTING THE PROJECT

PARCEL A:

That part of Main Street Southeast, vacated, including any portion thereof platted as Lots 8 and 9, Block 1, Subdivision of Grounds between Pine, Bay, Main and Second Street, in St. Anthony Falls as Resurveyed by R. and F. Cook (Dec.
1857), according to the plat thereof on file and of record in the office of the County Recorder in and for Hennepin County, Minnesota, described as follows:

Commencing at the most Southerly corner of said Lot 9; thence on an assumed bearing of North 47 degrees 53 minutes 19 seconds East, along the Southeasterly line of said Lot 9, a distance of 8.00 feet to the actual point of beginning of the tract of land to be described; thence North 47 degrees 06 minutes 41 seconds West, a distance of 60.10 feet; thence North 47 degrees 53 minutes 19 seconds East, a distance of 16.17 feet, more or less, to its intersection with a line drawn from the Southwest corner of Lot 12, said Block 1 to the Southwest corner of Lot 3, said Block 1, hereinafter referred to as Line A; thence Southeasterly along said Line A a distance of 61.19 feet, more or less, to its intersection with said Southeasterly line of Lot 9; thence South 47 degrees 53 minutes 19 seconds West along said Southeasterly line of Lot 9, a distance of 4.64 feet, more or less, to the actual point of beginning.

PARCEL B:

That part of Main Street Southeast, vacated, including any portion thereof platted as Lots 8 and 9, Block 1, Subdivision of Grounds between Pine, Bay, Main and Second Street, in St. Anthony Falls as Resurveyed by R. and F. Cook (Dec.
1857), according to the plat thereof on file and of record in the office of the County Recorder in and for Hennepin County, Minnesota, described as follows:

Beginning at the most Southerly corner of said Lot 9; thence on an assumed bearing of North 47 degrees 53 minutes 19 seconds East, along the Southeasterly line of said Lot 9, a distance of 8.00 feet; thence North 42 degrees 06 minutes 41 seconds West, a distance of 60.10 feet; thence South 25 degrees 17 minutes 23 Seconds East, a distance of 62.18 feet, more or less, to an intersection with a line drawn parallel with and 10.00 feet Southwesterly of, as measured at a right angle to, the Southwesterly line of Lots 10, 11, 12, said Block 1; thence Southeasterly along said parallel line to its intersection with the Southwesterly extension of the Northwesterly line of Lot 11, said Block 1; thence Northeasterly along said last described extension a distance of 10.00 feet, more or less, to the Westerly corner of said Lot 11; thence Northwesterly along the Southwesterly line of said Lot 10, to the point of beginning.

PARCEL C-4 (ADJOINING EXPOSITION HALL ADDITION):

That part of Main Street Southeast, vacated, lying Southwesterly of the following described Line B; lying Northeasterly of a line drawn parallel with and 10.00 feet Southwesterly of, as measured at a right angle to, said Line B;

lying Southeasterly of the following described Line C; and lying Northwesterly of the following described Line D and its Southwesterly extension:

Line B:
Beginning at the most Westerly corner of Lot 11, Block 1, Subdivision of Grounds between Pine, Bay, Main and Second Street, in St. Anthony Falls as Resurveyed by
R. and F. Cook (Dec. 1857); thence Southeasterly along the Southwesterly line of Lots 11 through 18 inclusive, said Block 1; thence continuing Southeasterly to the most Westerly corner of Auditor's Subdivision Number Sixty-seven (67), Hennepin County, Minnesota; thence Southeasterly along the Southwesterly line of said Auditor's Subdivision number Sixty-seven (67) Hennepin County, Minnesota, to the most Southerly corner of said Auditor's Subdivision Number Sixty-seven
(67), Hennepin County, Minnesota, and there terminating; according to the plats thereof on file and of record in the office of the County Recorder in and for Hennepin County, Minnesota.

Line C:
The Southwesterly extension across said 10 foot strip of the center line of vacated Bank Street.

Line D:
Commencing at the point of intersection of the Southwesterly line of Prince Street and the Northwesterly line of vacated Bank Street; thence Southeasterly along said Southwesterly line of Prince Street and its Southeasterly extension, a distance of 182.00 feet to the actual point of beginning of said Line D; thence deflecting 72 degrees 12 minutes 30 seconds to the right and running Southwesterly to an intersection with the Northeasterly line of said Main Street Southeast (also being the Southwesterly line of said Auditor's Subdivision Number Sixty-seven (67), Hennepin County, Minnesota), and there terminating.

PARCEL D (ONE MAIN BUILDING):

That part of Lots 1, 2, 3 and 4, Block 1, Subdivision of Grounds between Pine, Bay, Main and Second Street, in St. Anthony Falls as Resurveyed by R. and F. Cook (Dec. 1857), according to the plat thereof on file and of record in the office of the County Recorder in and for Hennepin County, Minnesota, described as follows:

Beginning at the most Westerly corner of said Lot 1; thence Northeasterly along the Northwesterly line of said Lot 1 to the Northeasterly corner of said Lot 1, thence Southeasterly along the Northeasterly line of said Block 1 a distance of
107.00 feet; thence Southwesterly at a right angle a distance of 62.00 feet; thence Northwesterly at a right angle a distance of 9.02 feet, more or less, to the dividing line between said Lots 3 and 4; thence Southwesterly along said dividing line a distance of 65.33 feet, more or less, to the Southwesterly line of said Block 1; thence Northwesterly along said Southwesterly line of Block 1 to the actual point of beginning.

PARCEL E (INCLUDES EXPOSITION HALL):

Lots 11 and 26 inclusive, Block 1, and that part of the Northwesterly Half of vacated Bank Street lying between the extensions across it of the Northeasterly line of Block 1 and the Southwesterly line of Lot 18, Block 1, Subdivision of Grounds between Pine, Bay, Main and Second Street, in St. Anthony Falls as Resurveyed by R. and F. Cook (Dec. 1857), according to the plat thereof on file and of record in the office of the County Recorder in and for said County.

PARCEL F-1:

Lot 3; part of Lots 4 to 9 inclusive, lying Northeasterly of a line running from the Southwest corner of Lot 12 to the Southwest corner of said Lot 3, Block 1; and Lot 27, Block 1, Subdivision of Grounds between Pine, Bay, Main and Second Street, in St. Anthony Falls as Resurveyed by R. and F. Cook (Dec. 1857), according to the plat thereof on file and of record in the office of the County Recorder in and for said County. Except that part of said Lots 3 and 4 lying Northwesterly and Northerly of the following described line: Beginning at the most Westerly corner of Lot 1, said Block 1; thence Northeasterly along the Northwesterly line of said Lot 1 to the Northeasterly corner of said Lot 1; thence Southeasterly along the Northeasterly line of said Block 1 a distance of
107.00 feet to the point of beginning of the line to be described; thence Southwesterly at a right angle a distance of 62.00 feet; thence Northwesterly at a right angle a distance of 9.02 feet, more or less, to the dividing line between said Lots 3 and 4, thence Southwesterly along said dividing line a distance of 65.33 feet, more or less, to the Southwesterly line of said Block 1, and there terminating.

Also, Lot 10, Block 1, Subdivision of Grounds between Pine, Bay, Main and Second Street, in St. Anthony Falls as Resurveyed by R. and F. Cook (Dec. 1857), according to the plat thereof on file and of record in the office of the County Recorder in and for Hennepin County, Minnesota.

PARCEL F-2 (PART OF EXPOSITION HALL):

That part of vacated Main Street Southeast lying Northeasterly of a line drawn parallel with and 10 feet Southwesterly of the Southwesterly line of Lots 11 to 18, inclusive, Block 1, and its Southeasterly extension and lying between the extensions across it of the Northwesterly line of said Lot 11 and the centerly line of vacated Bank Street.

PARCEL F-3:

That part of vacated Prince Street lying Southwesterly of a line drawn parallel with and 10 feet Northeasterly of the Northeasterly line of Block 1 and between the extension across it of the Southeasterly line of Lot 25, said Block 1, and the extension across it of a line drawn Northeasterly, at a right angle to the Northeasterly line of said Block 1, from a point on said Northeasterly line distant 107 feet Southeasterly from the Northeasterly corner of said Block 1.

PARCEL G:

Lot 1, Block 1, EXPOSITION HALL ADDITION, according to the plat thereof on file and of record in the office of the County Recorder in and for Hennepin County, Minnesota, except, however, that part thereof included within Condominium No. 545, La Rive, a Condominium, Hennepin County, Minnesota.

PARCEL K:

The Southeasterly 1/2 of vacated Bank Street adjoining Auditor's Subdivision Number Sixty-seven (67) and lying between the extensions across it of the Southwesterly line of Prince Street and the Northeasterly line of Main Street, according to the plat thereof on file and of record in the office of the County Recorder in and for Hennepin County, Minnesota.

PARCEL C (RIVERPLACE ADDITION):

PARCEL C-1 and PARCEL C-2 (INCLUDES EAST BRIDGE BUILDING PARKING AREA):

Tracts A, B, C and D, Registered Land Survey No. 1612, Files of the Registrar of Titles, Hennepin County, Minnesota; and that part of Lots 1 and 2, Block 1, Riverplace, lying below a plane surface elevation of 823.35 feet, N.G.V.D. - 1929 Datum, according to the plat thereof on file or of record in the office of the office of the Registrar of Titles in and for Hennepin County, Minnesota.

PARCEL C-3 (EAST BRIDGE BUILDING):

Lot 3, Block 1, RIVERPLACE, according to the plat thereof on file and of record in the office of the Registrar of Titles in and for Hennepin County, Minnesota; together with Tracts A and B, Registered Land Survey No. 1612.

                                    EXHIBIT C

                         LEASEHOLD IMPROVEMENT SCHEDULE

Landlord shall construct the leasehold improvements according to the attached mutually agreed upon plans and specifications. If the cost of constructing the leasehold improvements is greater than $25,798, then the additional cost over $25,798 shall be paid to Landlord in sixty one equal monthly installments as additional rent. If the cost of constructing the leasehold improvements is less than $25,798, then the amount of savings shall be applied in equal amounts in months 19-61 to reduce monthly rent.

                                    EXHIBIT D

                         ADDITIONAL TERMS AND CONDITIONS

1. Parking-Landlord shall provide five free parking spaces in level B or C of the underground attached garage for the term of the Lease and provide up to five additional spaces for $40 per space per month for the term of the Lease.

2. Health Club-The health club is available for use by up to 5 employees of Taylor Investment Corporation from 7:00 a.m. to 7:00 p.m., Monday through Friday. The health club passcards are transferable between Taylor employees.

3. Lessor shall provide the use of a meeting room at least four times each year at no charge to the Tenant, and for $25 per meeting thereafter upon request, subject to availability on a first come first served basis.

                                    EXHIBIT E

                              RULES AND REGULATIONS

         1. The sidewalk, entry passages, elevators, fire escapes and common stairways of the Building shall not be obstructed by the TENANT or used by the TENANT for any other purpose than for ingress and egress to and from the Leased Premises. TENANT shall not place or allow to be placed in the Building corridors or public stairways any waste paper, dust, garbage, refuse or anything whatever that would tend to make them unclean or untidy.

         2. The skylights, atrium walls and windows of the Building shall not be covered or obstructed by the TENANT, and no awnings shall be put up, without the prior written consent of LESSOR.

         3. The water closets and other water apparatus shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, ashes or other substances shall be thrown therein. Any damage resulting by such misuse by the TENANT of TENANT's agents, servants or employees shall be borne by the TENANT. TENANT shall not let the water run unless in actual use, nor shall TENANT deface any part of the Building.

         4. TENANT shall not do or permit anything to be done in the Leased Premises or bring or keep anything therein which will in any way increase the risk of fire, or obstruct or interfere with the rights of other tenants, or violate or act at variance with the laws relating to fires or with the regulations of the Fire Department or the Board of Health.

         5. TENANTS, its employees, agents or servants, shall not make or commit any improper noises in the Building, lounge about doors or corridors or interfere in any way with other tenants or those having business with them.

         6. Nothing shall be thrown by the TENANT, its employees, agents or servants, out of windows or doors, or down the passages, elevator shafts or skylights of the Building.

         7. No birds or animals shall be kept in or about the Leased Premises nor shall the TENANT operate or permit to be operated any musical or sound producing instrument or device inside or outside the Leased Premises which may be heard outside the Leased Premises. Seeing eye dogs or other trained animals as allowed under the law will be permitted.

         8. TENANT shall not use the Leased Premises for sleeping apartments or residential purposes, or for the storage of personal effects or articles other than required for business purposes.

         9. LESSOR shall have the right:

         (a) To require all persons entering or leaving the Building during such hours as LESSOR may reasonably determine, to identify themselves to a watchman by registration or otherwise to establish their right to enter or leave; and

         (b) To exclude or expel any peddler or beggar at any time from the Leased Premises or the Building; and

         (c) To institute, at LESSOR's option, a system whereby access to the Building, during such hours as LESSOR may reasonably determine, is only available by means of an identity card which may contain a photograph of the bearer, and if LESSOR institutes such system LESSOR shall make such cards available and the TENANT shall pay LESSOR the cost of such cards and photographs.

         10. TENANT shall observe strict care not to allow its windows to remain open as to admit rain or snow, or so as to interfere with the heating of the Building. Any injury or damage caused to the Building or its appointments, furnishings, heating and other appliances, or to any other tenant or to the premises occupied by any other tenant, by reason of windows being left open so as to admit rain or snow or by interference with or neglect of the heating appliances or by reason of any other misconduct or neglect upon the part of the TENANT or any other person or servant subject to it, shall be made good by the TENANT.

         11. It shall be the duty of the TENANT to assist and cooperate with LESSOR in preventing injury to the Leased Premises.

         12. No inflammable oils or other inflammable, dangerous or explosive materials shall be kept or permitted to be kept in the Leased Premises. Nothing shall be placed on the outside of window sills or projections.

         13. Furniture, effects and supplies shall not be taken into or removed from the Building, except as such time and in such manner as may be previously approved by LESSOR, which approval shall include permission to use entrances, doorways and elevators at certain times for such purposes, and upon such terms (including payment of any usual charges for the use of elevators) as LESSOR shall impose.

         14. No bicycles or other vehicles shall be brought within the Building except in the parking garage, and then only in compliance with the rules and regulations as established and enforced from time to time for the use of said parking garage.

         15. Business machines, filing cabinets, heavy merchandise or other articles liable to overload, injure or destroy any part of the Building shall not be taken into it without the prior written consent of LESSOR and LESSOR shall in all cases retain the right to prescribe the weight and proper position of all such articles and the times and routes for moving them into or out of the Building; the cost of repairing any damage done to the Building by such moving or by keeping any such articles on the Leased Premises shall be paid by the TENANT. LESSOR acknowledges that the equipment defined in Exhibit G complies with this clause.

         16. The TENANT shall not change any locks nor place any additional lock upon any door of the Leased Premises without the prior written consent of the LESSOR. The TENANT shall be responsible for all locks and all keys to such locks and shall return all keys to LESSOR upon termination of the Lease.

         17. The TENANT shall give LESSOR prompt notice of any accident to or any defect in the plumbing, heating, air conditioning, mechanical or electrical apparatus or any other part of the Building to the extent TENANT is aware or reasonably aware of such defect.

         18. The parking of vehicles in the parking garage in the Building shall be subject to the usual charges and reasonable regulations of LESSOR except as otherwise stated in this Lease.

         19. The TENANT shall not mark, paint, drill into or in any way deface the walls, ceilings, partitions, floors or other parts of the Leased Premises or the Building except with the prior written consent of LESSOR and as it may direct.

         20. LESSOR may regulate, and the TENANT agrees to comply with LESSOR's instructions and regulations from time to time, with respect to whether or not and at what times the windows, drapes and blinds shall be open or closed.

         21. The TENANT shall at the end of each business day leave the Leased Premises in a reasonably tidy condition for the purpose of allowing the performance of LESSOR's cleaning services.

         22. If TENANT elects to have contract parking, LESSOR will not guarantee the availability of unreserved parking spaces after normal working hours.

         23. LESSOR shall have the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care, cleanliness and appearance of the Leased Premises or the Building, and for the preservation of good order therein, and the same shall be kept and observed by the TENANT, its employees, agents and servants.

         24. The TENANT agrees to abide by the foregoing RULES AND REGULATIONS, which are hereby made a part of this Lease.

                                    EXHIBIT F

                         ARCHITECTS DRAWING OF BUILDOUT

                                    EXHIBIT G



                           1 ZEOS PERSONAL COMPUTER 486 DX
                           1 ZEOS PERSONAL COMPUTER 386 SX
                           1 DELL TOWER MICRO COMPUTER 433 SE
                           6 WYSE CRT'S
                           1 DELL CRT
                           1 HEWLETT PACKARD LASER JET IIIP
                           1 GENICOM PRINTER 3840E
                           1 EPSON PRINTER LQ 1050
                           1 MINOLTA COPIER EP5401
                           2 MONTGOMERY WARD COMPACT REFRIGERATORS
                           1 EMERSON MODEL AT575 MICROWAVE OVEN